CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) - CNY (¥)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Allowance for doubtful accounts	¥ 5,870,581	¥ 7,632,517	¥ 139,445,017
Foreign currency translation adjustment, income tax	0	0	0
Unrealized gain on available for sale securities, income tax	0	0	3,080
Reclassification adjustment for gain on available for sale securities realized in net income, income tax	¥ 0	¥ 0	¥ 64,025